GENERAL AMERICAN INVESTORS
                                  COMPANY, INC.



                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 2006

                         A Closed-End Investment Company
                      listed on the New York Stock Exchange


                              450 LEXINGTON AVENUE
                               NEW YORK, NY 10017
                          212-916-8400  1-800-436-8401
                       E-mail: InvestorRelations@gainv.com
                        www.generalamericaninvestors.com

                               TO THE STOCKHOLDERS

For the nine months ended September 30, 2006, the investment return to our stockholders was 9.5% (assuming reinvestment of all dividends and distributions). The net asset value per Common Share increased by 5.1%. By comparison, the rate of return (including income) for our benchmark, the Standard & Poor's 500 Stock Index, was 8.5%. For the twelve months ended September 30, 2006, the return to our stockholders was 14.5%, and the return on the net asset value per Common Share was 7.9%; these compare with a return of 10.7% for the S&P 500. During each period, the discount at which our shares traded continued to fluctuate and at September 30, 2006, it was 7.8%.

As set forth in the accompanying financial statements (unaudited), as of September 30, 2006, the net assets applicable to the Company's Common Stock were $1,163,557,535, equal to $40.86 per Common Share.

The increase in net assets resulting from operations for the nine months ended September 30, 2006 was $55,739,257. During this period, the net realized gain on securities sold was $75,265,381, and the decrease in net unrealized appreciation was $18,062,829. Net investment income for the nine months was $7,461,705, and distributions to Preferred Stockholders amounted to $8,925,000.

During the nine months, 573,900 shares of the Company's Common Stock were repurchased for $21,122,590 at an average discount from net asset value of 9.2%.

The market resumed its advance in the quarter just ended, led by pharmaceutical manufacturers and companies that produce consumer non-durable goods like soft drinks, tobacco and alcoholic beverages. On a more selective basis, other gainers included retailers and technology providers. Our portfolio lagged behind the major market indices owing to weakness in commodity-based securities - notably those related to the oil and natural gas industries. It should be noted that our exposure to this sector was markedly reduced earlier in the year, as reflected in the aforementioned net realized gains on securities sold.

It appears that the economy is slowing and that the rate of earnings growth is likely to be tempered in the period immediately ahead. Personal spending, which has exceeded income gains for some time, may falter as its enabler, the rising value of housing, moderates or even reverses course. Fiscal policy has been no less generous, with government expenditure continuing to exceed tax receipts and widening trade deficits conveying more and more wealth to foreigners. Stocks may continue to perform well over the balance of the year, however, energized by the tax-cut-like result of falling gasoline prices. Furthermore, declining interest rates could have a salubrious effect on price-to-earnings ratios, and facilitate the refinancing of some mortgages that would otherwise burden consumer spending.

Information about the Company, including our investment objectives, operating policies and procedures, investment results, record of dividend and distribution payments, financial reports and press releases, is on our website and has been updated through September 30, 2006. It can be accessed on the internet at www.generalamericaninvestors.com.

By Order of the Board of Directors,

GENERAL AMERICAN INVESTORS COMPANY, INC.

Spencer Davidson
President and Chief Executive Officer
October 11, 2006

2      STATEMENT OF ASSETS AND LIABILITIES September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                          General American Investors

ASSETS
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS, AT VALUE (NOTE 1a)
   Common and preferred stocks (cost $689,751,780)                                            $1,250,799,226
   Corporate note (cost $33,586,637)                                                              34,125,000
   Corporate discount notes (cost $39,918,956)                                                    39,918,956
   Money market fund (cost $36,588,732)                                                           36,588,732
                                                                                              --------------
      Total investments (cost $799,846,105)                                                    1,361,431,914

CASH, RECEIVABLES AND OTHER ASSETS
   Cash                                                                       $38,734
   Receivable for securities sold                                           3,685,674
   Dividends, interest and other receivables                                2,360,470
   Prepaid pension cost                                                     7,883,093
   Prepaid expenses and other assets                                          196,957             14,164,928
                                                                           ----------          -------------
TOTAL ASSETS                                                                                   1,375,596,842

LIABILITIES
------------------------------------------------------------------------------------------------------------------------------------
   Payable for securities purchased                                         1,525,868
   Preferred distribution accrued but not yet declared                        231,389
   Accrued pension expense                                                  5,888,858
   Accrued expenses and other liabilities                                   4,393,192
                                                                           ----------

                                                                                                  12,039,307
TOTAL LIABILITIES

5.95% CUMULATIVE PREFERRED STOCK, SERIES B -
    8,000,000 shares at a liquidation value of $25 per share (note 2)                            200,000,000
                                                                                              --------------
NET ASSETS APPLICABLE TO COMMON STOCK - 28,476,499 shares (note 2)                            $1,163,557,535
                                                                                              ==============
NET ASSET VALUE PER COMMON SHARE                                                                      $40.86
                                                                                                      ======
NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
   Common Stock, 28,476,499 shares at par value (note 2)                  $28,476,499
   Additional paid-in capital (note 2)                                    498,424,003
   Undistributed realized gain on investments                              75,233,928
   Undistributed net investment income                                      8,993,685
   Unallocated distributions on Preferred Stock                           (9,156,389)
   Unrealized appreciation on investments                                 561,585,809
                                                                          -----------
NET ASSETS APPLICABLE TO COMMON STOCK                                                         $1,163,557,535
                                                                                              ==============
(see notes to financial statements)

3  STATEMENT OF OPERATIONS Nine Months Ended September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

INCOME
------------------------------------------------------------------------------------------------------------------------------------
   Dividends (net of foreign withholding taxes of $207,546)               $12,231,827
   Interest                                                                 4,633,352            $16,865,179
                                                                          -----------
EXPENSES
------------------------------------------------------------------------------------------------------------------------------------
   Investment research                                                      6,285,738
   Administration and operations                                            2,069,509
   Office space and general                                                   399,830
   Directors' fees and expenses                                               215,773
   Auditing and legal fees                                                    150,000
   Transfer agent, custodian and registrar fees and expenses                  107,440
   Stockholders' meeting and reports                                           97,171
   Miscellaneous taxes                                                         78,013              9,403,474
                                                                            ---------              ---------
NET INVESTMENT INCOME                                                                              7,461,705

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED APPRECIATION ON INVESTMENTS (NOTES 1E AND 4)
------------------------------------------------------------------------------------------------------------------------------------
   Net realized gain on investments:
     Long transactions                                                     75,895,061
     Short sale transactions (note 1b)                                       (629,680)
                                                                           ----------
   Net realized gain on investments (long-term, except for $1,430,970)     75,265,381
   Net decrease in unrealized appreciation                                (18,062,829)
                                                                           ----------
NET GAIN ON INVESTMENTS                                                                           57,202,552

DISTRIBUTIONS TO PREFERRED STOCKHOLDERS                                                           (8,925,000)
                                                                                                ------------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                                 $55,739,257
                                                                                                ============

(see notes to financial statements)

4                       STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                           General American Investors

                                                                           Nine Months
                                                                              Ended              Year Ended
                                                                       September 30, 2006       December 31,
                                                                           (Unaudited)              2005
OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
   Net investment income                                                    $7,461,705            $5,408,018
   Net realized gain on investments                                         75,265,381            63,024,095
   Net increase (decrease) in unrealized appreciation                      (18,062,829)          103,638,830
                                                                          ------------           -----------
                                                                            64,664,257           172,070,943
                                                                          ------------           -----------
   Distributions to Preferred Stockholders:
      From net investment income                                                 -                  (845,368)
      From short-term capital gains                                              -                (2,449,640)
      From long-term capital gains                                               -                (8,604,992)
      Unallocated distributions on Preferred Stock                          (8,925,000)                    -
                                                                          ------------           -----------
       Decrease in net assets from Preferred Stock distributions            (8,925,000)          (11,900,000)
                                                                          ------------           -----------

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                            55,739,257           160,170,943
                                                                          ------------           -----------
DISTRIBUTIONS TO COMMON STOCKHOLDERS
------------------------------------------------------------------------------------------------------------------------------------
   From net investment income                                                    -                (4,333,771)
   From short-term capital gains                                                 -               (12,389,129)
   From long-term capital gains                                             (4,000,786)          (43,672,026)
                                                                           -----------           -----------
DECREASE IN NET ASSETS FROM COMMON DISTRIBUTIONS                            (4,000,786)          (60,394,926)
                                                                           -----------           -----------
CAPITAL SHARE TRANSACTIONS (NOTE 2)
------------------------------------------------------------------------------------------------------------------------------------
   Value of Common Shares issued in payment of distributions                     -                36,584,716
   Cost of Common Shares purchased                                         (21,122,590)          (39,812,172)
                                                                           -----------           -----------
DECREASE IN NET ASSETS - CAPITAL TRANSACTIONS                              (21,122,590)           (3,227,456)
                                                                           -----------           -----------
NET INCREASE IN NET ASSETS                                                  30,615,881            96,548,561

NET ASSETS APPLICABLE TO COMMON STOCK
------------------------------------------------------------------------------------------------------------------------------------
BEGINNING OF PERIOD                                                      1,132,941,654         1,036,393,093
                                                                         -------------         -------------
END OF PERIOD (including undistributed net investment
    income of $8,993,685 and $1,531,980, respectively)                  $1,163,557,535        $1,132,941,654
                                                                        ==============        ==============
(see notes to financial statements)

5                             FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
                           General American Investors

The following table shows per share operating performance data, total investment return, ratios and supplemental data for the nine months ended September 30, 2006 and for each year in the five-year period ended December 31, 2005. This information has been derived from information contained in the financial statements and market price data for the Company's shares.


                                             Nine Months
                                                Ended                             Year Ended December 31,
                                         September 30, 2006  ------------------------------------------------------------
                                             (Unaudited)       2005      2004      2003          2002       2001
                                            ------------     ------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
   Net asset value, beginning of period         $39.00       $35.49     $33.11        $26.48       $35.14      $39.91
                                             ---------    ---------    -------       -------      -------    --------
      Net investment income                        .26          .19        .32           .03          .19         .41
      Net gain (loss) on investments -
         realized and unrealized                  2.05         5.85       3.48          7.72        (7.88)       (.66)
                                             ---------    ---------    -------       -------      -------    --------

      Less distributions on Preferred Stock:
        Dividends from net investment income        -          (.03)      (.09)         (.01)        (.12)       (.03)
        Distributions from net short-term
          capital gains                             -          (.08)         -             -           -         (.04)
        Distributions from net long-term
          capital gains                             -          (.30)      (.32)         (.35)        (.23)       (.29)
        Unallocated                               (.31)           -          -             -           -            -
                                            ----------   ----------    -------       -------      -------    --------
                                                  (.31)        (.41)      (.41)         (.36)        (.35)       (.36)
                                            ----------   ----------    -------       -------      -------    --------
   Total from investment operations               2.00         5.63       3.39          7.39        (8.04)       (.61)
                                            ----------   ----------    -------       -------      -------    --------

   Less distributions on Common Stock:
        Dividends from net investment income        -          (.15)      (.23)         (.02)        (.02)       (.37)
        Distributions from net short-term
          capital gains                             -          (.44)         -             -         (.19)       (.51)
        Distributions from net long-term
          capital gains                           (.14)       (1.53)      (.78)         (.52)        (.41)      (3.28)
                                             ---------   ----------    -------       -------      -------    --------
                                                  (.14)       (2.12)     (1.01)         (.54)        (.62)      (4.16)
                                             ---------   ----------    -------       -------      -------    --------

   Capital Stock transaction -
      effect of Preferred Stock offering            -             -          -          (.22)          -            -
                                             ---------    ---------    -------       -------      -------    --------
   Net asset value, end of period               $40.86       $39.00     $35.49        $33.11       $26.48      $35.14
                                             =========    =========    =======       =======      =======    ========

   Per share market value, end of period        $37.66       $34.54     $31.32        $29.73       $23.85      $33.47
                                             =========    =========    =======       =======      =======    ========

TOTAL INVESTMENT RETURN - Stockholder
      return, based on market price per share     9.45%*      17.40%      8.79%        27.01%      (27.21)%      4.33%
RATIOS AND SUPPLEMENTAL DATA
   Net assets applicable to Common Stock,
      end of period (000's omitted)         $1,163,558   $1,132,942 $1,036,393      $986,335     $809,192  $1,097,530
   Ratio of expenses to average net assets
      applicable to Common Stock                  1.08%**      1.25%      1.15%         1.23%        0.92%       0.97%
   Ratio of net investment income to average
      net assets applicable to Common Stock       0.87%**      0.51%      0.94%         0.13%        0.61%       1.15%
   Portfolio turnover rate                       13.33%*      20.41%     16.71%        18.62%       22.67%      23.81%
PREFERRED STOCK
   Liquidation value,
      end of period (000's omitted)           $200,000     $200,000   $200,000      $200,000     $150,000    $150,000
   Asset coverage                                  682%         666%       618%          593%         639%        832%
   Liquidation preference per share             $25.00       $25. 00    $25.00        $25.00       $25.00      $25.00
   Market value per share                       $24.33        $24.07    $24.97        $25.04       $25.85      $25.90

   *Not annualized
   **Annualized

6            STATEMENT OF INVESTMENTS September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS                                                      (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
BUILDING AND REAL ESTATE (6.1%)
------------------------------------------------------------------------------------------------------------------------------------
   2,350,862    CEMEX, S.A. de C.V. ADR                                (COST $31,961,056)         $70,713,929
                                                                                                  -----------

COMMUNICATIONS AND INFORMATION SERVICES (5.8%)
------------------------------------------------------------------------------------------------------------------------------------
     775,000    American Tower Corporation (a)                                                     28,287,500
     900,000    Cisco Systems, Inc. (a)                                                            20,682,000
     350,000    Lamar Advertising Company Class A (a)                                              18,693,500
                                                                                                   ----------
                                                                       (COST $37,774,748)          67,663,000
                                                                                                   ----------
COMPUTER SOFTWARE AND SYSTEMS (2.4%)
------------------------------------------------------------------------------------------------------------------------------------
     300,000    EMC Corporation (a)                                                                 3,594,000
     800,000    Microsoft Corporation                                                              21,880,000
     133,500    VeriSign, Inc. (a)                                                                  2,696,700
                                                                                                   ----------
                                                                       (COST $23,594,124)          28,170,700
                                                                                                   ----------
CONSUMER PRODUCTS AND SERVICES (3.9%)
------------------------------------------------------------------------------------------------------------------------------------
     325,000    Constellation Brands, Inc. (a)                                                      9,353,500
     350,000    Diageo plc ADR                                                                     24,864,000
     175,000    PepsiCo, Inc.                                                                      11,420,500
                                                                                                  -----------
                                                                       (COST $30,465,286)          45,638,000
                                                                                                  -----------
ELECTRONICS (1.6%)
------------------------------------------------------------------------------------------------------------------------------------
     550,000    Molex Incorporated Class A                             (COST $12,287,441)          18,100,500
                                                                                                   ----------



ENVIRONMENTAL CONTROL (INCLUDING SERVICES) (4.1%)
------------------------------------------------------------------------------------------------------------------------------------
   1,175,000    Republic Services, Inc.                                (COST $26,227,380)          47,246,750
                                                                                                   ----------

FINANCE AND INSURANCE (29.1%)
------------------------------------------------------------------------------------------------------------------------------------
   BANKING (9.5%)
------------------------------------------------------------------------------------------------------------------------------------
     270,000    Bank of America Corporation                                                        14,463,900
     585,000    Golden West Financial Corporation                                                  45,191,250
     310,000    M&T Bank Corporation                                                               37,187,600
     170,000    SunTrust Banks, Inc.                                                               13,137,600
                                                                                                  -----------
                                                                       (COST $17,349,061)         109,980,350
                                                                                                  -----------
   INSURANCE (18.2%)
------------------------------------------------------------------------------------------------------------------------------------
     275,000    The Allstate Corporation                                                           17,250,750
     375,000    American International Group, Inc.                                                 24,847,500
     275,000    Annuity and Life Re (Holdings), Ltd. (a)                                              203,500
     350,000    Arch Capital Group Ltd. (a)                                                        22,221,500
     400,000    AXIS Capital Holdings Limited                                                      13,876,000
         300    Berkshire Hathaway Inc. Class A (a)                                                28,740,000
     535,000    Everest Re Group, Ltd.                                                             52,178,550
     285,000    MetLife, Inc.                                                                      16,153,800
     335,000    PartnerRe Ltd.                                                                     22,635,950
     230,000    Transatlantic Holdings, Inc.                                                       13,894,300
                                                                                                  -----------
                                                                       (COST $89,814,045)         212,001,850
                                                                                                  -----------
   OTHER (1.4%)
------------------------------------------------------------------------------------------------------------------------------------
     655,000    Annaly Capital Management, Inc.                                                    8,606,700
   1,075,000    MFA Mortgage Investments, Inc.                                                     8,008,750
                                                                                                  ----------
                                                                     (COST $15,710,195)           16,615,450
                                                                                                  ----------
                                                                    (COST $122,873,301)          338,597,650
                                                                                                 -----------

7       STATEMENT OF INVESTMENTS September 30, 2006 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

                                                                                                     Value
      Shares      COMMON AND PREFERRED STOCKS (continued)                                          (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE  (10.9%)
------------------------------------------------------------------------------------------------------------------------------------
   PHARMACEUTICALS (9.1%)
   ---------------------------------------------------------------------------------------------------------------------------------
     240,000    Alkermes, Inc. (a)                                                                $3,804,000
     170,000    Biogen Idec Inc. (a)                                                               7,595,600
     604,900    Cytokinetics, Incorporated (a)                                                     3,889,507
     200,000    Genentech, Inc. (a)                                                               16,540,000
     380,000    MedImmune, Inc. (a)                                                               11,122,600
     180,000    Novo Nordisk B                                                                    13,374,000
   1,737,000    Pfizer Inc                                                                        49,261,320
                                                                                                 -----------
                                                                     (COST $70,466,025)          105,587,027
                                                                                                 -----------
   MEDICAL INSTRUMENTS AND DEVICES (1.8%)
   ---------------------------------------------------------------------------------------------------------------------------------
     450,000    Medtronic, Inc.                                      (COST $10,483,716)           20,898,000
                                                                                                 -----------
                                                                     (COST $80,949,741)          126,485,027
                                                                                                 -----------
MACHINERY AND EQUIPMENT (1.3%)
------------------------------------------------------------------------------------------------------------------------------------
   1,150,000    ABB Ltd. ADR                                         (COST $12,430,211)           15,157,000
                                                                                                  ----------
MISCELLANEOUS (4.8%)
------------------------------------------------------------------------------------------------------------------------------------
                Other (b)                                            (COST $56,033,547)           55,878,300
                                                                                                  ----------
 OIL & NATURAL GAS (INCLUDING SERVICES) (17.2%)
------------------------------------------------------------------------------------------------------------------------------------
     825,000    Apache Corporation                                                                52,140,000
     850,000    Halliburton Company                                                               24,182,500
   1,000,000    Patterson-UTI Energy, Inc.                                                        23,760,000
   3,000,000    Talisman Energy Inc.                                                              49,140,000
   1,220,000    Weatherford International Ltd. (a)                                                50,898,400
                                                                                                 -----------
                                                                    (COST $148,725,073)          200,120,900
                                                                                                 -----------
RETAIL TRADE (17.8%)
------------------------------------------------------------------------------------------------------------------------------------
     700,000    Costco Wholesale Corporation                                                      34,776,000
   1,599,000    Dollar General Corporation                                                        21,794,370
   1,570,000    The Home Depot, Inc. (c)                                                          56,943,900
   2,340,000    The TJX Companies, Inc.                                                           65,590,200
     575,000    Wal-Mart Stores, Inc.                                                             28,359,000
                                                                                                 -----------
                                                                     (COST $77,737,018)          207,463,470
                                                                                                 -----------
SPECIAL HOLDING (a) (d) (0.0%)
------------------------------------------------------------------------------------------------------------------------------------

     546,000    Standard MEMS, Inc. Series A Convertible Preferred    (COST $3,003,000)                    -
                                                                                                   ---------

TECHNOLOGY (2.5%)
------------------------------------------------------------------------------------------------------------------------------------
   1,900,000    Xerox Corporation (a)                                (COST $25,689,854)           29,564,000
                                                                                                  ----------

   TOTAL COMMON AND PREFERRED STOCKS (107.5%)                       (COST $689,751,780)        1,250,799,226
                                                                                               -------------

 Principal Amount CORPORATE NOTE
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER PRODUCTS AND SERVICES  (2.9%)
------------------------------------------------------------------------------------------------------------------------------------
 $35,000,000     General Motors Nova Scotia Finance Company
                   6.85% Guaranteed Notes due 10/15/08               (COST $33,586,637)           34,125,000
                                                                                                  ----------

8      STATEMENT OF INVESTMENTS September 30, 2006 (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

 Principal Amount/                                                                                   Value
      Shares    SHORT-TERM SECURITIES AND OTHER ASSETS                                             (note 1a)
------------------------------------------------------------------------------------------------------------------------------------
 $20,000,000    American General Finance Corporation note due 10/3/06; 5.22%  (COST $19,959,400)   $19,959,400
 $20,000,000    General Electric Finance Corporation note due 10/10/06; 5.20% (COST $19,959,556)    19,959,556
  36,588,732    SSgA Prime Money Market Fund                                  (COST $36,588,732)    36,588,732
                                                                                                   -----------
TOTAL SHORT-TERM SECURITIES (6.6%)                                            (COST $76,507,688)    76,507,688
                                                                                                   -----------
TOTAL INVESTMENTS (e) (117.0%)                                               (COST $799,846,105) 1,361,431,914
Cash, receivables and other assets less liabilities (0.2%)                                           2,125,621
PREFERRED STOCK (-17.2%)                                                                          (200,000,000)
                                                                                                  ------------
NET ASSETS APPLICABLE TO COMMON STOCK (100%)                                                    $1,163,557,535
                                                                                                ==============

 (a) Non-income producing security.
 (b) Securities which have been held for less than one year, not previously disclosed and not restricted.
 (c) 1,000,000 shares held by custodian in a segregated account as collateral for open short positions.
 (d) Restricted security acquired 12/17/99.  Fair value in the opinion of the directors.
 (e) At September 30, 2006: (1) the cost of investments for Federal income tax purposes was the same as the cost for financial reporting purposes, (2) aggregate gross unrealized appreciation was $572,654,813, (3) aggregate gross unrealized depreciation was $11,069,004, and (4) net unrealized appreciation was $561,585,809.

 (see notes to financial statements)

            PORTFOLIO DIVERSIFICATION September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

The diversification of the Company's net assets applicable to its Common Stock by industry group as of September 30, 2006 and 2005 is shown in the following table.

                                                                                Percent Common Net Assets*
                                               September 30, 2006                      September 30
                                            -------------------------           --------------------------
Industry Category                           Cost(000)       Value(000)              2006          2005
-----------------------                     -----------   -----------           ------------   -----------
Finance and Insurance
    Banking                                 $17,349          $109,980                 9.5%           8.3%
    Insurance                                89,814           212,002                18.2           16.0
    Other                                    15,710            16,615                 1.4            1.5
                                            -------          --------                ----           ----
                                            122,873           338,597                29.1           25.8
                                            -------          --------                ----           ----
Retail Trade                                 77,737           207,463                17.8           17.1
Oil and Natural Gas (Including Services)    148,725           200,121                17.2           31.4
                                            -------          --------                ----           ----
Health Care
    Pharmaceuticals                          70,466           105,587                 9.1            8.3
    Medical Instruments and Devices          10,484            20,898                 1.8            2.1
                                            -------          --------                ----           ----
                                             80,950           126,485                10.9           10.4
                                            -------          --------                ----           ----
Consumer Products and Services               64,052            79,763                 6.8            6.3
Building and Real Estate                     31,961            70,714                 6.1            5.3
Communications and Information Services      37,775            67,663                 5.8            6.1
Miscellaneous**                              56,034            55,878                 4.8            2.9
Environmental Control (Including Services)   26,227            47,247                 4.1            3.6
Technology                                   25,690            29,564                 2.5            2.3
Computer Software and Systems                23,594            28,171                 2.4            4.1
Electronics                                  12,287            18,101                 1.6            1.2
Machinery and Equipment                      12,430            15,157                 1.3            0.0
Special Holdings                              3,003               0.0                 0.0            0.0
Semiconductors                                  0.0               0.0                 0.0            0.7
                                            -------         ---------               -----          -----
                                            723,338         1,284,924               110.4          117.2
Short-Term Securities                        76,508            76,508                 6.6            0.4
                                           --------         ---------               -----          -----
    Total Investments                      $799,846         1,361,432               117.0          117.6
                                           ========
Other Assets and Liabilities - Net                              2,126                 0.2            0.0
Preferred Stock                                              (200,000)              (17.2)         (17.6)
                                                           ----------              ------         ------
Net Assets Applicable to Common Stock                      $1,163,558               100.0%         100.0%
                                                           ==========              ======         ======

*    Net Assets applicable to the Company's Common Stock.
**  Securities which have been held for less than one year, not previously disclosed and not restricted.

9                  NOTES TO FINANCIAL STATEMENTS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

1. SIGNIFICANT ACCOUNTING POLICIES - General American Investors Company, Inc. (the "Company"), established in 1927, is registered under the Investment Company Act of 1940 as a closed-end, diversified management investment company. It is internally managed by its officers under the direction of the Board of Directors.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

a. SECURITY VALUATION Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period. Securities reported on the NASDAQ national market are valued at the official closing price on that day. Listed and NASDAQ securities for which no sales are reported on that day and other securities traded in the over-the-counter market are valued at the last bid price (asked price for open short positions) on the valuation date. Securities traded primarily in foreign markets are generally valued at the preceding closing price of such securities on their respective exchanges or markets. If, after the close of the foreign market, conditions change significantly, the price of certain foreign securities may be adjusted to reflect fair value as of the time of the valuation of the portfolio. Corporate discount notes are valued at amortized cost, which approximates market value. Investments in money market funds are valued at their net asset value. Special holdings (restricted securities) and other securities for which quotations are not readily available are valued at fair value determined in good faith pursuant to procedures established by and under the general supervision of the Board of Directors.

b. SHORT SALES The Company may make short sales of securities for either speculative or hedging purposes. When the Company makes a short sale, it borrows the securities sold short from a broker; in addition, the Company places cash with that broker and securities in a segregated account with the custodian, both as collateral for the short position. The Company may be required to pay a fee to borrow the securities and may also be obligated to pay any dividends declared on the borrowed securities. The Company will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the Company replaces the borrowed securities.

c. FEDERAL INCOME TAXES The Company's policy is to fulfill the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income to its stockholders. Accordingly, no provision for Federal income taxes is required.

d. INDEMNIFICATIONS In the ordinary course of business, the Company enters into contracts that contain a variety of indemnifications. The Company's maximum exposure under these arrangements is unknown. However, the Company has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

e.  OTHER  As  customary  in  the  investment   company   industry,   securities
transactions are recorded as of the trade date. Dividend income and distributions to stockholders are recorded as of the ex-dividend dates. Interest income, adjusted for amortization of discount and premium on investments, is earned from settlement date and is recognized on the accrual basis. Cost of short-term investments represents amortized cost.


2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - The authorized capital stock of the Company consists of 50,000,000 shares of Common Stock, $1.00 par value, and 10,000,000 shares of Preferred Stock, $1.00 par value, of which 28,476,499 shares and 8,000,000 shares, respectively, were outstanding at September 30, 2006.

On September 24, 2003, the Company issued and sold 8,000,000 shares of its 5.95% Cumulative Preferred Stock, Series B in an underwritten offering. The Preferred Shares are noncallable for 5 years and have a liquidation preference of $25.00 per share plus an amount equal to accumulated and unpaid dividends to the date of redemption. The underwriting discount and other expenses associated with the Preferred Stock offering amounted to $6,700,000 and were charged to paid-in capital.

The Company is required to allocate distributions from long-term capital gains and other types of income proportionately among holders of shares of Common
Stock and Preferred Stock. To the extent that dividends on the shares of Preferred Stock are not paid from long-term capital gains, they will be paid from ordinary income or net short-term capital gains or will represent a return of capital.

Under the Investment Company Act of 1940, the Company is required to maintain an asset coverage of at least 200% for the Preferred Stock. In addition, pursuant to the Rating Agency Guidelines, the Company is required to maintain a certain discounted asset coverage for its portfolio that equals or exceeds the Basic Maintenance Amount under the guidelines established by Moody's Investors Service, Inc. The Company has met these requirements since the issuance of the Preferred Stock. If the Company fails to meet these requirements in the future and does not cure such failure, the Company may be required to redeem, in whole or in part, shares of Preferred Stock at a redemption price of $25.00 per share plus accumulated and unpaid dividends (whether or not earned or declared). In addition, the Company's failure to meet the foregoing asset coverage requirements could restrict its ability to pay dividends on shares of Common Stock and could lead to sales of portfolio securities at inopportune times.

The holders of Preferred Stock have voting rights equivalent to those of the holders of Common Stock (one vote per share) and, generally, vote together with the holders of Common Stock as a single class.

At all times, holders of Preferred Stock will elect two members of the Company's Board of Directors and the holders of Preferred and Common Stock, voting as a single class, will elect the remaining directors. If the Company fails to pay dividends on the Preferred Stock in an amount equal to two full years' dividends, the holders of Preferred Stock will have the right to elect a majority of the directors. In addition, the Investment Company Act of 1940 requires that approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Company's subclassification as a closed-end investment company or changes in its fundamental investment policies.

The Company classifies its Preferred Stock pursuant to the requirements of EITF D-98, Classification and Measurement of Redeemable Securities, which require that preferred stock for which its redemption is outside of the company's control should be presented outside of net assets in the statement of assets and liabilities.

10             NOTES TO FINANCIAL STATEMENTS (Unaudited) - continued
--------------------------------------------------------------------------------
                           General American Investors

2. CAPITAL STOCK AND DIVIDEND DISTRIBUTIONS - (Continued from bottom of previous page.) Transactions in Common Stock during the nine months ended September 30, 2006 and the year ended December 31, 2005 were as follows:

                                                               SHARES                      AMOUNT
                                                       -----------------------      ---------------------
                                                         2006           2005          2006         2005
                                                       --------       --------      -------      --------
Shares issued in payment of dividends
    (includes 1,067,491 shares issued from
     treasury for 2005)                                    -          1,067,491        -       $1,067,491
Increase in paid-in capital                                                            -       35,517,225
                                                                                   ---------   ----------
   Total increase                                                                      -       36,584,716
                                                                                   ---------   ----------

Shares purchased (at an average discount
    from net asset value of 9.2% and
    12.4%, respectively)                                573,900       1,222,404    ($573,900)  (1,222,404)
Decrease in paid-in capital                                                      (20,548,690) (38,589,768)
                                                                                ------------  -----------
   Total decrease                                                                (21,122,590) (39,812,172)
                                                                                ------------  -----------
Net decrease                                                                    ($21,122,590) ($3,227,456)
                                                                                ============  ===========

At September 30, 2006, the Company held in its treasury 2,755,064 shares of Common Stock with an aggregate cost in the amount of $82,013,103. Distributions for tax and book purposes are substantially the same.

3. OFFICERS' COMPENSATION - The aggregate compensation paid by the Company during the nine months ended September 30, 2006 to its officers amounted to $5,808,375.

4. PURCHASES AND SALES OF SECURITIES - Purchases and sales of securities and securities sold short (other than short-term securities) for the nine months ended September 30, 2006 amounted to $172,691,016 and $273,266,591 on long transactions, respectively, and $4,061,806 and $3,432,126 on short sale transactions, respectively.

5. PENSION BENEFIT PLANS - The Company has funded (Qualified) and unfunded (Supplemental) noncontributory defined benefit pension plans that cover substantially all of its employees. The plans provide defined benefits based on years of service and final average salary with an offset for a portion of social security covered compensation. The components of the net periodic benefit cost of the plans for the nine months ended September 30, 2006 were:

                            Service cost                               $238,047

                            Interest cost                               513,117

                            Expected return on plan assets            (845,280)

                            Amortization of:

                               Prior service cost                        26,322

                               Recognized net actuarial loss (gain)     139,126
                                                                      ----------
                            Net periodic benefit cost (income)          $71,332
                                                                      ==========

The Company also has funded and unfunded contributory defined contribution thrift plans that cover substantially all employees. The aggregate cost of such plans for the nine months ended September 30, 2006 was $486,468. The unfunded liability included in accrued expenses and other liabilities at September 30, 2006 was $2,671,702.

6. OPERATING LEASE COMMITMENT - In July 1992, the Company entered into an operating lease agreement for office space which expires in 2007 and provides for future rental payments in the aggregate amount of approximately $5.6 million. The lease agreement contains a clause whereby the Company received twenty months of free rent beginning in December 1992 and escalation clauses relating to operating costs and real property taxes.

Rental expense approximated $252,000 for the nine months ended September 30, 2006. Minimum rental commitments under the operating lease are approximately $505,000 per annum in 2006 through 2007.

In January 2003, the Company extended a sublease agreement (originally entered into in March 1996) which expires in 2007 and provides for future rental receipts. Minimum rental receipts under the sublease are approximately $254,000 per annum in 2006 through 2007. The Company will also be charged its proportionate share of operating expenses and real property taxes under the sublease.

11   MAJOR STOCK CHANGES*  Three Months Ended September 30, 2006 (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

                                                                                            SHARES HELD
INCREASES                                                                  SHARES        SEPTEMBER 30, 2006
--------------------------------------------------------------------------------------------------------------------------
NEW POSITIONS
   AXIS Capital Holdings Limited                                                 -             400,000 (a)
   Constellation Brands, Inc.                                               50,000             325,000 (b)
   Novo Nordisk B                                                          180,000             180,000

ADDITIONS
   American International Group, Inc.                                       25,000             375,000
   Halliburton Company                                                      50,000         850,000 (c)


DECREASES
--------------------------------------------------------------------------------------------------------------------------
ELIMINATION
   Brooks Automation, Inc.                                                 223,000                   -

REDUCTIONS
   Annuity and Life Re (Holdings), Ltd.                                    153,500             275,000
   Bank of America Corporation                                              10,000             270,000
   Dollar General Corporation                                              351,000           1,599,000
   Everest Re Group, Ltd.                                                   40,000             535,000
   Genentech, Inc.                                                          40,000             200,000
   MFA Mortgage Investments, Inc.                                           75,000           1,075,000
   Microsoft Corporation                                                   600,000             800,000
   PartnerRe Ltd.                                                           30,000             335,000
   Pfizer Inc                                                               75,000           1,737,000
   SunTrust Banks, Inc.                                                     10,000             170,000
   The TJX Companies, Inc.                                                 160,000           2,340,000
   Transatlantic Holdings, Inc.                                              5,000             230,000

 *    Excludes transactions in Common and Preferred Stocks - Miscellaneous - Other.
(a)   Securities purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(b)   Includes shares purchased in prior period and previously carried under Common and Preferred Stocks - Miscellaneous - Other.
(c)   Includes shares received in conjunction with a stock split.



                            OTHER MATTERS (Unaudited)
--------------------------------------------------------------------------------
                           General American Investors

In addition to purchases of the Company's Common Stock as set forth in Note 2 on page 10, purchases of Common Stock may be made at such times, at such prices, in such amounts and in such manner as the Board of Directors may deem advisable.

The policies and procedures used by the Company to determine how to vote proxies relating to portfolio securities and the Company's proxy voting record for the twelve-month period ended June 30, 2006 are available: (1) without charge, upon request, by calling us at our toll-free telephone number (1-800-436-8401), (2) on the Company's website at www.generalamericaninvestors.com and (3) on the Securities and Exchange Commission's website at www.sec.gov.

In addition to distributing financial statements as of the end of each quarter, General American Investors files a Quarterly Schedule of Portfolio Holdings (Form N-Q) with the Securities and Exchange Commission (SEC) as of the end of the first and third calendar quarters. The Company's Forms N-Q are available at www.generalamericaninvestors.com and on the SEC's website: www.sec.gov. Also, Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. A copy of the Company's Form N-Q may also be obtained by calling us at 1-800-436-8401.

On May 2, 2006, the Company submitted a CEO annual certification to the New York Stock Exchange ("NYSE") on which the Company's principal executive officer certified that he was not aware, as of that date, of any violation by the Company of the NYSE's Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Company's principal executive and principal financial officer made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Company's disclosure controls and procedures and internal control over financial reporting, as applicable.

PAGE>
                                   DIRECTORS
--------------------------------------------------------------------------------
                       Lawrence B. Buttenwieser, Chairman
                  Arthur G. Altschul, Jr.     Sidney R. Knafel
                  Lewis B. Cullman            Richard R. Pivirotto
                  Spencer Davidson            D. Ellen Shuman
                  Gerald M. Edelman           Joseph T. Stewart, Jr.
                  John D. Gordan, III         Raymond S. Troubh

                      William T. Golden, Director Emeritus

                                    OFFICERS
--------------------------------------------------------------------------------

Spencer Davidson, President & Chief Executive Officer
Peter P. Donnelly, Vice-President & Trader
Sally A. Lynch, Vice-President
Eugene S. Stark, Vice-President, Administration &
     Chief Compliance Officer
Jesse R. Stuart, Vice-President
Andrew V. Vindigni, Vice-President
Diane G. Radosti, Treasurer
Carole Anne Clementi, Secretary
Craig A. Grassi, Assistant Vice-President
Maureen E. LoBello, Assistant Secretary

                                SERVICE COMPANIES
--------------------------------------------------------------------------------

COUNSEL
Sullivan & Cromwell LLP

INDEPENDENT AUDITORS
Ernst & Young LLP

CUSTODIAN
State Street Bank and
  Trust Company

TRANSFER AGENT AND REGISTRAR
American Stock Transfer & Trust
  Company
59 Maiden Lane
New York, NY  10038
1-800-413-5499
www.amstock.com